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                                                                   EXHIBIT 10.11


                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March 5, 1998 is entered into by and among American Cellular Corporation, a Delaware corporation (the "Company"), and each of the parties listed on Exhibit
                                                                        -------
A hereto (the "Stockholders").  As used in this Agreement, the defined term
-
"Company" shall refer to both American Cellular Corporation and any successor entity thereto.

                                    RECITALS
                                    --------

          A. The Stockholders own shares of the Company's common stock, par value $.01 per share (the "Common Stock").

          B. The Company and the Stockholders desire to provide for the registration under the Securities Act of 1933, as amended, of the Registrable Securities (as defined below), all according to the terms of this Agreement.

                                   AGREEMENT
                                   ---------

          1.  Certain Definitions.
              -------------------

          As used in this Agreement, the following terms shall have the following respective meanings:


              (a)  "Common Shares" shall mean any and all series or classes of
                    -------------
the Common Stock of the Company, whether voting or non-voting.

              (b)  "Exchange Act" shall mean the Securities Act of 1934, as
                    ------------
amended.

              (c)  "Initial Public Offering" shall mean the initial sale of
                    -----------------------
shares of Common Shares to the public pursuant to a registration statement under the Securities Act which has been declared effective by the SEC (other than a registration statement on Form S-8 or Form S-4 or any successor to such Form, or any other similar form) which results in an active trading market in the Common Shares.

              (d)  "NASD" shall mean the National Association of Securities
                    ----
Dealers, Inc.

              (e)  "Prospectus" shall mean the prospectus included in any
                    ----------
Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.
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              (f)  The terms "Register", "Registered" and "Registration" refer
                              --------    ----------       ------------
to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.


              (g)  "Registrable Securities" shall mean all Common Shares issued
                    ----------------------
to the Stockholders and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or upon conversion into Common Shares pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be
           --------  -------
Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company; and provided,
                                                                 --------
further, that any securities that have ceased to be Registrable Securities
-------
cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

              (h)  "Registration" shall mean a Demand Registration or a
                    ------------
Piggyback Registration.

              (i)  "Registration Statement" shall mean any registration
                    ----------------------
statement of the Company filed with the SEC which covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement and all exhibits and all material incorporated by reference in such registration statement.

              (j)  "SEC" shall mean the Securities and Exchange Commission.
                    ---

              (k)  "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

              (l)  "Stockholders Agreement" shall mean the Stockholders
                    ----------------------
Agreement dated as of the date hereof by and among the Company and the Stockholders.

              (m) "Underwritten Registration" or "Underwritten Offering" shall
                   -------------------------      ---------------------
mean a sale of securities of the Company to an underwriter for reoffering to the public.

          2.  Demand Registration.
              -------------------

              (a)  Right to Demand; Demand Notices.  Subject to the terms of
                   -------------------------------
this Agreement, in the event the Company shall receive from the Stockholders holding Common Shares representing an aggregate of at least 10% of the then outstanding Registrable Securities (the "Initiating Holders") at any time and from time to time commencing after an Initial Public Offering, a written request that the Company effect a Registration (a "Demand Registration"), the

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reasonably anticipated aggregate price to the public of which would be at least
$35,000,000, the Company shall (a) promptly give written notice of the proposed Registration to all other Stockholders, and (b) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Stockholder joining in such request as are specified in a written request given within twenty (20) days after written notice from the Company of the proposed Registration. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2(a)
(i) unless Stockholders holding Common Shares representing an aggregate of at least 34% of the Registrable Securities then outstanding elect to participate in such Demand Registration, or (ii) after the Company has effected three (3) such Registrations pursuant to this Section 2(a) and such Registrations have been declared effective; provided, however, that one Stockholder may not request more than one Demand Registration that is effected.

              (b)  Company's Right to Defer Registration.  If the Company is
                   -------------------------------------
requested to effect a Demand Registration and the Company furnishes to the Initiating Holder a copy of a Board resolution certified by the secretary of the Company stating that in the good faith judgment of the Board it would be adverse to the Company and its Stockholders for such registration statement to be filed on or before the date such filing would otherwise be required under this Section 2, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the Company receives the registration request from the Initiating Holder. If the Company so postpones the filing of a registration statement, and if the Initiating Holder within thirty (30) days after receipt of the notice of postponement advises the Company in writing that it has determined to withdraw such request for Demand Registration, then such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether the Initiating Holder has exhausted its single permitted request.

              (c)  Registration Statement Form.  Registrations under this
                   ---------------------------
Section 2 shall be on an appropriate SEC registration form (i) that is selected by the Company and is reasonably acceptable to the Initiating Holder and (ii) that permits the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Initiating Holder's request for such Demand Registration.

              (d)  Effective Registration Statement.  The Company shall be
                   --------------------------------
deemed to have effected a Demand Registration if: (i) the SEC declares effective the Registration Statement relating to such Demand Registration; provided,
                                                                 --------
however, that no Demand Registration shall be deemed to have been effected if
-------
(x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or
(y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company (other than a failure of the Company or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Company or such representatives); or (ii) at any time after an Initiating Holder requests a Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or

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abandoned at the request of the holders of a majority of Registrable Securities sought to be registered in such Registration Statement (unless such Stockholders have paid to the Company in full the Registration Expenses, defined in Section 6, in connection with such Registration Statement).

              (e)  Priority on Demand Registrations.  If the managing
                   --------------------------------
underwriter or agent, if any, of a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Initiating Holder), advises the Company in writing that in its opinion the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in the offering covered by such Demand Registration without a significant adverse effect on the price, timing or distribution of the securities offered, the Company shall include in such registration only the number of securities that, in the opinion of such underwriter or agent (or the Initiating Holder, as the case may be), can be sold without a significant adverse effect on the price, timing or distribution of the securities offered, selected pro rata among the
                                                           --- ----
Stockholders which have requested to be included in such Demand Registration based upon their relative ownership of Registrable Securities prior to such Registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or agent, if any (or the Initiating Holder, as the case may be). The Company and other Stockholders may also include securities in such Registration if, but only if, such underwriter or agent (or the Initiating Holder, as the case may be) concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

              (f)  Selection of Underwriters.  If any offering pursuant to a
                   -------------------------
Demand Registration involves an Underwritten Offering, the Initiating Holder shall have the right to select the managing underwriter or underwriters to administer the offering. Any managing underwriter must be a firm of nationally recognized standing and reasonably satisfactory to the Company.

          3.  Piggyback Registrations.
              -----------------------

              (a)  Participation.  Subject to paragraph (b) and (e) below and
                   -------------
Section 9, if at any time after the date of this Agreement the Company files a Registration Statement (other than a "universal shelf" Registration Statement on Form S-3, registration on Form S-4 or S-8 or any successor to such forms, or any other registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give prompt notice (the "Piggyback Notice") to the Stockholders, and the Stockholders shall be entitled to include in such Registration Statement any or all of the Registrable Securities held by them (the "Piggyback Registration"). The Piggyback Notice shall offer the Stockholders the opportunity to register such number of shares of Registrable Securities as each Stockholder may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall include in such Registration Statement any shares of Registrable Securities for which it has received written requests to register such shares within fifteen (15) days after the Piggyback Notice has been given.

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

              (b)  Underwriter's Cutback.  Notwithstanding the foregoing, if a
                   ---------------------
Piggyback Registration pursuant to this Section 3 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Stockholders that the total or kind of securities which such Stockholders and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Piggyback Registration (i) first, 100% of the securities the Company proposes to sell, and (ii) second, to the extent of the amount of securities which all other Stockholders have requested to be included in such Piggyback Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without the adverse effect referred to above, such amount to be allocated pro rata among all other
                                                      --- ----
Stockholders based upon their relative ownership of Registrable Securities prior to such Registration.

              (c)  Company Control.  The Company may decline to file a
                   ---------------
Registration Statement after giving the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice (but prior to the effectiveness of the Registration Statement), provided that the Company shall promptly notify each Stockholder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by the Stockholders or otherwise in connection with the withdrawn Registration Statement.

              (d)  No Effect on Demand Registrations.  No Piggyback Registration
                   ---------------------------------
effected under this Section 3 shall be deemed to have been effected pursuant to
Section 2 or shall relieve the Company of its obligation to effect any Demand Registration upon request under Section 2.

              (e)  Initial Public Offering.  No Stockholder shall be entitled to
                   -----------------------
include any Registrable Securities in a Registration Statement relating to the Initial Public Offering unless at least (x) five members of the Board of Directors of the Company, or (y) a majority of such Board of Directors, whichever is greater, shall approve the inclusion.

          4.  Restrictions on Public Sale by the Company
              ------------------------------------------

          The Company agrees not to effect any public sale or distribution of any securities the same as or similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) day period prior to, and during the ninety (90) day period (or such longer period of up to 180 days as may be required by such underwriter) beginning with, the effective date of a Registration Statement filed under Section 2 or 3 or the commencement of the public distribution of securities to the extent timely notified in writing by a Stockholder or the managing underwriters (except as part of such registration, if permitted, or pursuant to a "universal shelf" Registration Statement, registrations on Forms S-4 or S-8 or any successor to such forms, or any other registration of securities for offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement).

          5.  Registration Procedures.  In connection with the Company's
              -----------------------
Registration obligations pursuant to Sections 2 and 3, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the

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

intended method or methods of distribution thereof. The Company shall as expeditiously as possible:

              (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration, including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; provided that before filing a
                                            --------
Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the holders of Registrable Securities covered by such Registration Statement and their counsel and to each underwriter or agent, if any, copies of such Registration Statement or Prospectus substantially in the form proposed to be filed at least five (5) business days, with respect to any Demand Registration, or two (2) business days, with respect to any Piggyback Registration, prior to the filing date and copies of any amendments or supplements substantially in the form proposed to be filed with respect to a Demand Registration at least two (2) business days prior to the filing date, which documents will be subject to the reasonable review of such Stockholders and underwriter or agent and their respective counsel, and the Company will not file any Registration Statement or Prospectus or, with respect to any Demand Registration, any amendment or supplement thereto (including such documents incorporated by reference) to which the majority of the Stockholders covered by such Registration Statement shall reasonably object; and provided, further, that
                                                         --------  -------
the Company will furnish copies of any amendments or supplements in the form filed with respect to any Piggyback Registration, simultaneously with the filing of such amendments or supplements;

              (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

              (c) notify the selling Stockholders and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company: (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Stockholders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if at any time the representations and

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

warranties of the Company contemplated by paragraph (m) below cease to be true and correct and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

              (d) promptly notify the selling Stockholders and the managing underwriters, if any, at any time prior to nine months after the time of issue of the Prospectus, when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Stockholders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

              (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

              (f) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

              (g) furnish to each selling Stockholder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

              (h) deliver to each selling Stockholder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Stockholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Stockholder;

              (i) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Stockholder, the managing underwriter or agent, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent, if any, reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to
                        --------
qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

              (j) cooperate with the selling Stockholders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

              (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

              (l) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the transfer agent selected by the Company;

              (m) make such representations and warranties to the Stockholders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

              (n) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the majority of the Stockholders of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

              (o) obtain for delivery to the Stockholders of Registrable Securities being registered and to the underwriter or agent, if any, an opinion or opinions from counsel for the Company, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Stockholders, underwriters or agents and their counsel;

              (p) obtain for delivery to the Company and the underwriter or agent, if any, with copies to the Stockholders, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the Stockholders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

              (q) cooperate with each seller of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

              (r) make available for inspection by a representative of the Stockholders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Stockholders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; provided that any records,
                                                 --------
information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

              (s) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

              (t) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Stockholders and to the managing underwriters, if any;

              (u) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement; and

              (v) use its best efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on The New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market.

              The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company any information regarding the distribution of such securities and any other information relating to such Stockholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Stockholder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

              Each Stockholder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (d), such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (d), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Stockholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          6.  Registration Expenses.  Except as provided in Section 2(d), the
              ---------------------
Company shall bear all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (b) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Stockholders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the majority of the Stockholders of the Registrable Securities being sold may designate), (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the transfer agent selected by the Company and of printing prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (e) Securities Act liability insurance if the Company so desires or the underwriters so require, (f) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (g) all reasonable fees and disbursements of one counsel selected by the Stockholders holding a majority of the Registrable Securities being registered to represent such Stockholders in connection with such registration, (h) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (excluding underwriting discounts and commissions and transfer taxes, if any, that are attributable to the Stockholders), and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (i) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), regardless of whether the Registration Statement becomes effective (except as provided in Section 2(d)). The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

          7.  Indemnification.
              ---------------

              (a) Indemnification by Company.  The Company agrees to indemnify
                  --------------------------
and hold harmless, to the full extent permitted by law, each Stockholder, its officers, directors and employees and each Person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Stockholder expressly for use therein; provided, however, that the Company shall not be liable in any
                 --------  -------
such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Stockholder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Stockholder with a sufficient number of copies of the same and (ii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and provided, further, that the
                                                     --------  -------
Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Stockholder with a sufficient number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Stockholders, if requested.

              (b) Indemnification by Selling Stockholder of Underlying
                  ----------------------------------------------------
Securities. In connection with each Registration, each selling Stockholder shall
----------
furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Stockholder to the Company specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the

Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Stockholder under this Section 7 be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

              (c) Conduct of Indemnification Proceedings.  Any Person entitled
                  --------------------------------------
to indemnification under this Section 7 shall (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or
                                       --------  -------
failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations under this Section 7 only to the extent, if at all, that it is prejudiced by reason of such delay or failure; provided, further however,
                                                  --------  ------- -------
that any Person entitled to indemnification under this Section 7 shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification under this Section 7 and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), provided that an indemnified party shall not be
                               --------
required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified under this Section 7. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought under this Section 7, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms of this Section 7. If the indemnifying party notifies the indemnified Party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party under this Section 7 with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any
                              --------
settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified under this Section 7. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

              (d) Other Indemnification.  Indemnification similar to that
                  ---------------------
specified in this Section 7) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

              (e) Contribution.  If for any reason the indemnification provided
                  ------------
for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Stockholder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Stockholder or the amount it would have been required to contribute pursuant to Section 7(a) above had it been enforceable, with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.  Participation in Underwritten Registrations.
              -------------------------------------------

          No Person may participate in any Underwritten Registration under this
Section 8 unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 8 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person other than as set forth in this Agreement.

          9.  Market Stand-off.
              ----------------

          The Stockholders hereby agree that, if so requested by the Company or the managing underwriter or agent, if any, the Stockholders shall not sell or otherwise transfer any Registrable Securities or other securities of the Company during the seven (7) day period prior to, and during the 180 day period following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to the Company's Initial Public Offering, and during the period specified by the managing underwriter or agent, if any, (not to exceed 90 days) following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to any subsequent primary offering by the Company or a Demand Registration (except in either case as part of such underwritten registration), in each case without the prior written consent of the managing underwriter or agent, if any, for such offering; provided that all officers of the Company enter into similar agreements.

         10.  Miscellaneous.
              -------------

              (a) Entire Agreement.  This Agreement constitutes the entire
                  ----------------
agreement between the Company and the Stockholders relative to the subject matters hereof. Any previous agreement between the Company and the Stockholders concerning Registration rights in connection with the Registrable Securities is superseded by this Agreement.

              (b) Consent.  From and after the date of this Agreement, the
                  -------
Company shall not, without the consent of holders of a majority of the then outstanding Registrable Securities, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are on a pari passu basis with, or are subordinate to, the
                               ---- -----
rights of the holders hereunder.

              (c) Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles or rules.

              (d) Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (e) Headings.  The headings of the Sections of this Agreement are
                  --------
for convenience and shall not by themselves determine the interpretation of this Agreement.

              (f) Notices.  Any notice required or permitted hereunder shall be
                  -------
given in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten (10) days' advance written notice to the other party.

              (g) Amendment of Agreement.  Any provision of this Agreement may
                  ----------------------
be amended, modified or waived only by a written instrument signed by the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding Registrable

Securities; provided that no amendment which adversely affects any Stockholder other than in the same manner that such amendment affects each other Stockholder on a pro rata basis will be effective without such first Stockholder's written consent. Exhibit A may be amended by the Company as necessary to reflect the
         ---------
addition of parties hereto consistent with Section 10(b) or reflect assignments permitted by Section 10(h).

              (h) Assignment; Successors and Assigns.  Except as set forth
                  ----------------------------------
herein, this Agreement is not assignable by the parties hereto without the written consent of the other parties. The rights to cause the Company to register Registrable Securities pursuant to Section 2 and 3 may be assigned by a Stockholder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner or retired partner, member or retired member of a Stockholder or (b) is a Stockholder's family member or trust for the benefit of an individual Stockholder, provided, however, (i) the transferor shall, at least 10 days prior to such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

              Except as otherwise expressly provided for herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Registrable Securities in its records as the absolute owner and holder of such Registrable Securities for all purposes.

              (i) Severability.  In the event that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

              (j) Attorney's Fees.  In any action or proceeding brought to
                  ---------------
enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

AMERICAN CELLULAR CORPORATION,
a Delaware corporation

By:  /s/Brion Applegate
     ------------------
     Name: Brion Applegate
     Title: Chairman and CEO

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

THE STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS II, L.P.,
a Delaware limited partnership

By:  Spectrum Equity Associates II, L.P., its Managing General Partner
     Name: /s/Brion Applegate
           ------------------
     Title: Managing General Partner

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

PROVIDENCE EQUITY PARTNERS L.P.,
a Delaware limited partnership

     By:  PROVIDENCE EQUITY PARTNERS, L.L.C.,
     its general partner

By:  /s/ Jonathan M. Nelson
     ----------------------
     Name: ________________
     Title: _______________

Address:  50 Kennedy Plaza
          900 Fleet Center
          Providence, RI 02903
          Fax:  (401) 751-1790
          Attention:  Jonathan M. Nelson
                      Mark Pelson

TANDEM WIRELESS INVESTMENTS, L.P.,
a Delaware limited partnership

     By:  LIVE CYCLES HOLDINGS CO.
     Its General Partner

     By:  /s/ Lynn McDonald
          -----------------
          Lynn McDonald
          Title:  Vice President and Secretary

     By:  /s/ Pierre Belanger
          -------------------
          Pierre Belanger
          Title:  President

21st CENTURY COMMUNICATIONS PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS T-E, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

SANDLER CAPITAL PARTNERS IV, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:
          Attention:

SANDLER CAPITAL PARTNERS IV, FTE, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
     Douglas Schimmel

TRIUMPH PARTNERS III, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, L.P.
          General Partner

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TRIUMPH III INVESTORS, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TORONTO DOMINION INVESTMENTS, INC.,
a Delaware corporation

By:  /s/ Christopher J. Shipman
     --------------------------
     Name:  Christopher J. Shipman
     Title:  Vice President

Address:  909 Fannin Street, Suite 1700
          Houston, Texas 77010
          Fax:  (713) 652-2647
          Attention:  Martha Gariepy

FIRST UNION CAPITAL PARTNERS, INC.,
a Virginia corporation

By:  /s/ L.W. Hamrick III
     --------------------
     Name:  L.W. Hamrick III
     Title:  Senior Vice President

Address:  301 South College Street
          Charlotte, N.C. 28288
          Fax:  (704) 374-6711
          Attention:  Watts Hemrick

HARBOURVEST PARTNERS V - Direct Fund L.P., a Delaware limited partnership


     By:  HVP V - Direct Associates LLC
          its General Partner

     By:  HARBOURVEST PARTNERS, LLC
          its Managing Member


By:  /s/ William A. Johnston
     -----------------------
     Name: William A. Johnston
     Title: Managing Director


Address:  One Financial Center, 44th Floor
          Boston, MA 0911
          Fax:  (617) 350-0805
          Attention:  William Johnston

INFORMATION ASSOCIATES, L.P.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its general partner


By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES-II, L.P.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

IA-II AFFILIATES FUND, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES, C.V.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its investment general partner

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

WESTPOOL INVESTMENT TRUST,
a limited company organized under the laws of England and Wales



By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

SG CAPITAL PARTNERS, LLC



By:  /s/ Elan A. Schultz
     -------------------
     Name: Elan A. Schultz
     Title: Managing Director

Address:  1221 Avenue of the Americas
          New York, New York  10020
          Fax:  (212) 278-5454
          Attention:  Elan Schultz

MERRILL LYNCH KECALP L.P. 1997,
a Delaware limited partnership

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

KECALP, INC.,
a Delaware corporation

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

WEBER FAMILY TRUST dated 1/6/89,
a California family trust

By:  /s/ Eugene M. Weber
     -------------------
     Name: Eugene M. Weber
     Title: Trustee

Address:  50 California Street, Suite 3200
          San Francisco, CA 94111
          Fax:  (415) 788-6763
          Attention:  Eugene M. Weber

LION INVESTMENTS LIMITED,
a limited company organized under the laws of England and Wales

By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

GENERATION CAPITAL PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARALLEL MANAGEMENT PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARTNERS



By:  ___________________________
     Name: _____________________
     Title: ______________________

Address:  600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          (415) 646-8625
          Attention:  John Hawkins



By:  /s/ John Fujii
     --------------
     Name: JOHN D. FUJII

Address:  232 East Thorndale Avenue
          Roselle, IL 60172


By:  /s/ Brian McTernan
     ------------------
     Name: BRIAN McTERNAN

Address:  1201 Barclay Circle
          Barrington, IL 60010